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                                                                                                                     Exhibit 21

CORPORATE STRUCTURE - As of December 31, 2004

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                                                                                                                   JURISDICTION
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
XL CAPITAL LTD                                                                                                        Cayman
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      EXEL HOLDINGS LIMITED                                                                                           Cayman
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           EXEL Acquisition Ltd.                                                                                      Cayman
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                GCR Holdings Limited (IN LIQUIDATION)                                                                 Cayman
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           Reeve Court Holdings Ltd                                                                                   Bermuda
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           X.L. Property Holdings Limited                                                                             Bermuda
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           XL Insurance (Bermuda) Ltd                                                                                 Bermuda
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                XL Weather & Energy Ltd (FORMERLY ELEMENT REINSURANCE LTD)                                            Bermuda
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                InQuisCapital Holdings (Bermuda) Limited                                                              Bermuda
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                    InQuisLogic (Bermuda) Limited                                                                     Bermuda
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                    RiskConnect Limited                                                                               Bermuda
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                Sovereign Risk Insurance Ltd.                                                                 50      Bermuda
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                XL International (Bermuda) Ltd (FORMERLY XL WINTERTHUR INTERNATIONAL (BERMUDA) LTD)           91      Bermuda
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                XL International Services Ltd (FORMERLY XL WINTERTHUR INTERNATIONAL SERVICES LTD)                     Bermuda
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                    International Insurance Consulting Services Limited                                               Bermuda
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                XL (Brazil) Holdings Ltda (FORMERLY WINTERTHUR ADMINISTRACAO E PARTICIPACOES LTDA)                    Brazil
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                    XL Insurance (Brazil) Seguradora S/A (FORMERLY WINTERTHUR INTERNATIONAL BRASIL
                    SEGURADORA S/A)                                                                                   Brazil
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                XL Capital Products Ltd                                                                               Bermuda
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                XL Financial Assurance Ltd.                                                                   87      Bermuda
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                XL Financial Solutions Ltd                                                                            Bermuda
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                XL Services (Bermuda) Ltd                                                                             Bermuda
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                XL Life Ltd                                                                                           Bermuda
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                    Reeve Court General Partner Limited                                                               Bermuda
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                         Reeve Court 4 Limited Partnership                                                            Bermuda
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                         Reeve Court 6 Limited Partnership                                                            Bermuda
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                XL Gracechurch Limited                                                                                  UK
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                    XL Insurance (UK) Holdings Limited (formerly XL Winterthur (UK) Holdings
                    Limited)                                                                                 42.33      UK
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                X.L. Holdings Barbados Ltd.                                                                          Barbados
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                    X.L. America, Inc. (*)                                                                           Delaware
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                         XL Capital Investment Partners Inc.                                                         Delaware
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                         Brockbank Insurance Services, Inc.                                                         California
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                         XLCA Admin LLC                                                                              New York
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                         XLCDS LLC                                                                                   New York
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                         XL Weather & Energy Advisors Inc. (FORMERLY ELEMENT RE ADVISORS INC.)                       Delaware
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                         XL Weather & Energy Inc. (FORMERLY ELEMENT RE CAPITAL PRODUCTS INC.)                        Delaware
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                         XLA Garrison L.P.                                                                           Delaware
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                         Global Credit Analytics, Inc.                                                               Delaware
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                         NAC Re Corporation                                                                          Delaware
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                              XL Reinsurance America Inc.   *(A-65%) - NY                                            New York
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                                   XL Financial Solutions, LLC                                                       Delaware
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                                   Greenwich Insurance Company  *(A-12%)                                             Delaware
                                   --------------------------------------------------------------------------------------------
                                        Warranty Support Services LLC                                                Delaware
                                        ---------------------------------------------------------------------------------------
                                        XL Insurance America, Inc. *(A-10%)(FORMERLY WINTERTHUR
                                        INTERNATIONAL AMERICA INSURANCE COMPANY)                                     Delaware
                                        ---------------------------------------------------------------------------------------
                                             XL Select Insurance Company *(A-2%)(FORMERLY WINTERTHUR
                                             INTERNATIONAL AMERICA UNDERWRITERS INSURANCE CO.)                       Oklahoma
                                             ----------------------------------------------------------------------------------
                                             Winterthur International Services of America Inc.                       Wisconsin
                                             ----------------------------------------------------------------------------------
                                             XL Insurance Company of New York, Inc. (A-3%)                           New York
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                                   Intercargo Corporation                                                            Delaware
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                                        XL Specialty Insurance Company  *(A-6%)                                      Delaware
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                                             Intercargo Insurance Company H.K. Ltd.                                  Hong Kong
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                                             Indian Harbor Insurance Company  *(A-2%)                              North Dakota
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                                             XL Management Services, LLC                                               Texas
                                             ----------------------------------------------------------------------------------
                                             XL Lloyds Insurance Company                                               Texas
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                                             ECS, Inc. (In Liquidation)                                            Pennsylvania
                                             ----------------------------------------------------------------------------------
                                                  ECS Child Care Center, Inc.                                      Pennsylvania
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                                                  ECS Risk & Insurance Services, Inc.                                Barbados
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                                                  XL Environmental Ltd                                                  UK
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                                   NAC Re Financial Services, Inc.                                                   Delaware
                                   --------------------------------------------------------------------------------------------
                                   NAC Re Investment Holdings, Inc.                                                  Delaware
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                                   XL Capital Assurance Inc.                                                         New York
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                                        XL Capital Assurance (U.K.) Limited                                             UK
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                         37 Lambert Road LLC                                                                         Delaware
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                         XL Financial Administrative Services, Inc.                                                  Delaware
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                              XL Portfolio Advisors Inc.                                                             Delaware
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                         XL Global, Inc.                                                                             Delaware
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                         XL Insurance, Inc.                                                                          Delaware
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                         XL Global Services, Inc.                                                                    Delaware
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                              XL Investment Management (USA) LLC                                                     Delaware
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                              Eagleview Insurance Brokerage Services, LLC                                            Delaware
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                         XL Life and Annuity Holding Company                                                         Delaware
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                              XL Life Insurance and Annuity Company (FORMERLY LYNDON LIFE
                              INSURANCE COMPANY)                                                                     Illinois
                              -------------------------------------------------------------------------------------------------
                              XL Asset Funding Company I LLC                                                         Delaware
                              -------------------------------------------------------------------------------------------------
                              XL Life and Annuity (Bermuda) Ltd                                                       Bermuda
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                XL INVESTMENTS LTD                                                                                    Bermuda
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                    First Cumberland Bank, Inc. (IN LIQUIDATION)                                                     Barbados
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                    Garrison Investments Inc. (**)                                                                   Barbados
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                    InQuisLogic Ltd.                                                                                 Barbados
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                         InQuisLogic Inc.                                                                            Delaware
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                    Kensington Investments Inc.                                                                      Barbados
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                         XLB Partners Inc.                                                                           Barbados
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                         Cumberland Holdings, Inc.                                                                   Delaware
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                              Cumberland California, Inc.                                                            Delaware
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                              Cumberland New York, Inc.                                                              Delaware
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                                   Pareto Asset Management (Ireland) Limited                                  50      Ireland
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                    RiskConnect Ltd                                                                                  Barbados
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                         RiskConnect Inc.                                                                            Delaware
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                    X.L. Investment Private Trustee Ltd.                                                              Bermuda
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                         X.L. Investments (Barbados) Inc.                                                            Barbados
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                              Cybersettle, Inc.                                                               56     Delaware
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                                   Cybersettle Insurance Brokerage Services LLC                                      Delaware
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                                   Cybersettle Financial Services LLC                                                Delaware
                                   --------------------------------------------------------------------------------------------
                                   InsuranceNoodle, Inc.
                              -------------------------------------------------------------------------------------------------
                              TAM Investment Holdings Inc.                                                           Delaware
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                    ClearWater Opportunity Fund Ltd.                                                                  Cayman
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                XL (LUXEMBOURG) S.A.R.L.                                                                            Luxembourg
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                    XL (FINANCE) S.a.r.l.                                                                           Luxembourg
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                         XL (INTERNATIONAL) S.a.r.l.                                                                Luxembourg
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                              XL (SERVICES) S.a.r.l.                                                                Luxembourg
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                                   XL (SPECIALTY) S.a.r.l.                                                          Luxembourg
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                                        XL (WESTERN EUROPE) S.a.r.l.                                                Luxembourg
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                                             XL Re Europe (FORMERLY LE MANS RE)                                       France
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                                                  XL Re Europe Services AG (FORMERLY LE MANS RE
                                                  DEUTSCHLAND AG)                                                     Germany
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                                                  XL Re Europe Management Company Ltd                                 Canada
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                                             XL Swiss Holdings Ltd                                                  Switzerland
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                                                       XL Re Latin America Ltd                                      Switzerland
                                                       ------------------------------------------------------------------------
                                                            XL Latin America Investments Ltd                          Bermuda
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                                                            XL Re Latin America (Argentina SA)                       Argentina
                                                            -------------------------------------------------------------------
                                                            XL Re Latin America Servicos Ltda                         Brazil
                                                       ------------------------------------------------------------------------
                                                       XL Insurance Switzerland (FORMERLY XL
                                                       WINTERTHUR INTERNATIONAL INSURANCE
                                                       SWITZERLAND)                                                 Switzerland
                                                       ------------------------------------------------------------------------
                                                       Vitodurum Reinsurance Company (FORMERLY XL
                                                       WINTERTHUR INTERNATIONAL RE)                                 Switzerland
                                                       ------------------------------------------------------------------------
                                                       XL Services Switzerland                                      Switzerland
                                                       ------------------------------------------------------------------------
                                                       XL India Business Services Private Limited                      India
                                                       ------------------------------------------------------------------------
                                                       XL Insurance Mexico                                            Mexico
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                                             XL Insurance (UK) Holdings Limited (FORMERLY XL
                                             WINTERTHUR (UK) HOLDINGS LIMITED)                               57.67      UK
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                                                  XL Insurance Company Limited (FORMERLY XL
                                                  WINTERTHUR INTERNATIONAL INSURANCE COMPANY
                                                  LIMITED)                                                              UK
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                                                       XL Magyarorszag Biztosito Reszvenytarsasag                     Hungary
                                                       ------------------------------------------------------------------------
                                                       XL Insurance Argentina S.A. Compania de
                                                       Seguros (formerly Winterthur International
                                                       Argentina SA Compania de Seguros)                             Argentina
                                                       ------------------------------------------------------------------------
                                                       XL Holdings (Proprietary) Limited (FORMERLY
                                                       XL WINTERTHUR HOLDINGS (PROPRIETARY) LIMITED)               South Africa
                                                       ------------------------------------------------------------------------
                                                            XL Winterthur Properties (Proprietary)
                                                            Limited                                                South Africa
                                                            -------------------------------------------------------------------
                                                            XL Insurance Company Limited (FORMERLY
                                                            XL WINTERTHUR INTERNATIONAL INSURANCE
                                                            COMPANY LIMITED)                                       South Africa
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                                                  XL Services UK Limited                                                UK
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                XL Trading Partners Ltd                                                                       90      Bermuda
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                XL Europe Holdings Ltd (FORMERLY X.L. TWO LTD.)                                                       Bermuda
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                    XL Treasury Europe Limited                                                                     R of Ireland
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                    XL Europe Ltd                                                                                  R of Ireland
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                    XL Financial Services (Ireland) Ltd                                                            R of Ireland
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                         XL Australia Pty Ltd (IN LIQUIDATION)                                                       Australia
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      MID OCEAN LIMITED                                                                                               Cayman
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           Mid Ocean Holdings Limited                                                                                 Bermuda
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                Ridgewood Holdings Limited                                                                            Bermuda
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                    XL London Market Group plc                                                                          UK
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                         Brockbank Holdings Limited                                                                     UK
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                              Baltusrol Holdings Limited                                                              Bermuda
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                         County Down Limited                                                                            UK
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                         Dornoch Limited                                                                                UK
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                         Stonebridge Underwriting Limited                                                               UK
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                         XL London Market Services Ltd                                                                  UK
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                              Brockbank Personal Lines Limited - (DORMANT)                                              UK
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                              Cassidy Brockbank Limited - (DORMANT)                                                     UK
                              -------------------------------------------------------------------------------------------------
                              Denham Syndicate Management Limited                                                       UK
                              -------------------------------------------------------------------------------------------------
                                   Denham Direct Underwriters Ltd                                                       UK
                                   --------------------------------------------------------------------------------------------
                                        Denham Legal and Professional Risks Ltd                                         UK
                                        ---------------------------------------------------------------------------------------
                                        Denham Tower Underwriting Agents (PTY) Limited                             South Africa
                              -------------------------------------------------------------------------------------------------
                              XL London Market Ltd- Syndicates 588/861/990/1209                                         UK
                              -------------------------------------------------------------------------------------------------
                                   Brockbank Syndicate Services Limited                                                 UK
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                    XL Capital International Limited                                                                    UK
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                         XL Capital Finance (Europe) plc                                                                UK
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                    XL Financial Products Ltd.                                                                          UK
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                XL Re Ltd                                                                                             Bermuda
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                    ECS Reinsurance Company Inc.                                                                     Barbados
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                    Global Capital Underwriting Ltd.                                                                    UK
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                    NAC Re International Holdings Ltd                                                                   UK
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                         NAC Reinsurance International Limited                                                          UK
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                    XL BCM Limited                                                                                      UK
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                    XL Mid Ocean Re Limited                                                                             UK
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      XL INVESTMENT MANAGEMENT LTD                                                                                    Bermuda
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      XL CAPITAL PARTNERS CORPORATION                                                                                 Cayman
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           XL Capital Partners I, L.P.                                                                                Cayman
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                XL Capital Principal Partners I, L.L.C.                                                       50     Delaware
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           XL Principal Partners I, L.P.                                                                              Cayman
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                XL Capital Principal Partners I, L.L.C.                                                       50     Delaware
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

*A = COMPANY IS A MEMBER OF NAC REINSURANCE, INTERCARGO POOLING AGREEMENT WITH
     INDIVIDUAL COMPANY POOLING % NOTED
(*) - General Parter of XLA Garrison L.P.
(**) - Limited Partner of XLA Garrison L.P.